Taxation (Details Textual)	12 Months Ended
Mar. 31, 2019 USD ($)
Taxation (Textual)
Research and development cash credits	$ 22,000
Tax losses, description	Tax losses for IOX were approximately $2.1 million (2018: nil). Tax losses for IOX acquired in the SalvaRx acquisition were $1.5 million and tax losses subsequent to the SalvaRx acquisition were $0.6 million.
Deferred tax liability, description	IOX had a deferred tax liability of approximately $20.4 million (2018: nil). On January 8, 2019, the Company recognized a $19.8 million deferred tax liability for the difference between the book and income tax basis of IPR&D acquired as part of the acquisition of SalvaRx. As the IPR&D process is in the UK, the deferred tax has been recorded at 17%, the rate applicable in the UK. As the deferred tax liability may be settled in the future in Great British Pounds ("GBP"), the Company increased the deferred tax liability by $0.6 million for the difference in exchange rates from 1.27 USD per GBP on January 8, 2019 to 1.31 USD per GBP on March 31, 2019.